                                                                 EXHIBIT 10.22.2

                                FIRST AMENDMENT
                                       TO
                             STOCKHOLDERS AGREEMENT

       THIS FIRST AMENDMENT (the "First Amendment") to the Stockholders Agreement dated as of November 26, 1996, by and among Capstar Broadcasting Partners, Inc., a Delaware corporation ("the "Company"), the securityholders listed on the signature pages thereto, and Hicks, Muse, Tate & Furst Incorporated, a Texas corporation ("HMTF") (the "Stockholders Agreement"), is entered into as of January 27, 1997, by and among the Company and the Holders (as defined in the Stockholders Agreement).

                                   RECITALS:

       WHEREAS, the Company and the Holders desire to amend the Stockholders Agreement as provided herein pursuant to Section 8.7.2 of the Stockholders Agreement; and

       WHEREAS, any capitalized term used herein, and not otherwise defined herein, shall have the meaning set forth in the Stockholders Agreement.

                                  AGREEMENTS:

       NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

       1. A new Section 8.9 is hereby added to the Stockholders Agreement to read as follows:

              Section 8.9. Additional Holders. From time to time, additional securityholders of the Company may become "Holders" under this Stockholders Agreement, without the consent of any other Holder, upon the execution by the President of the Company (the "President") and such party of a supplement to this Stockholders Agreement in substantially the same form as Exhibit A attached hereto (each, a "SUPPLEMENT"). Each Holder and HMTF hereby consents to the execution of Supplements by the President and irrevocably agrees that the President's execution of a Supplement shall be binding on each of the Holders and HMTF as if it had executed such Supplement.

       2.     Article 6 is hereby amended and restated as follows:
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                                   ARTICLE 6

                                PURCHASE OPTION

       Section 6.1   Purchase Option.

              6.1.1 Purchase Option. Unless Section 4.1 or 4.2 is otherwise applicable, if (i), and at such time as, R. Steven Hicks' is no longer a director, officer or employee of the Company or any Subsidiary of the Company, for any reason at any time or (ii) a Change of Control occurs, the HMTF shall have the option (the "Purchase Option") to purchase, and if the Purchase Option is exercised, R. Steven Hicks (or the executor or administrator of R. Steven Hicks' estate, in the event of R. Steven Hicks' death, or R. Steven Hicks' legal representative in the event of his incapacity) (hereinafter, collectively with R. Steven Hicks, the "Grantor") shall sell to HMTF, (or as provided in Section 6.1.4 an assignee of HMTF) all or any portion (at the option of HMTF acting for itself or, if applicable, its assignee) of the shares of Common Stock, Warrants and/or Common Stock Equivalents held by the Grantor (such shares of Common Stock, Warrants and/or Common Stock Equivalents collectively being referred to as the "Purchasable Securities"), subject to HMTF's (or, if applicable, its assignee) compliance with the conditions hereinafter set forth. HMTF (acting for itself or, if applicable, its assignee) shall give notice (the "Purchase Notice") in writing to the Grantor of the exercise of the Purchase Option within 120 days from the date R. Steven Hicks is no longer a director, officer or employee of the Company or any Subsidiary of the Company or such Change of Control. Such Purchase Notice shall state the number of Purchasable Securities to be purchased and the exercise price for each Purchasable Security (on a per share basis or, in the case of securities other than capital stock, other applicable denomination). If no notice is given within the time limit specified above, the Purchase Option shall terminate.

              6.1.2 Closing. Unless otherwise agreed by the Grantor and HMTF, (acting for itself or, if applicable, its assignee) the closing of each exercise of the Purchase Option will take place at the offices of the Company in Dallas, Texas, on the fifth business day after the Purchase Notice is mailed or delivered in accordance with this Section 6.1. At the closing, HMTF (of, if applicable, its assignee) will pay the exercise price to the Grantor in cash (by certified or cashier's check) solely upon such Grantor's delivering to HMTF (or, if applicable, its assignee) valid certificates or agreements evidencing all Purchasable Securities then being purchased pursuant to the exercise of the Purchase Option. Certificates or agreements representing the Purchasable Securities will be duly endorsed (with signature guaranteed) for transfer to HMTF (or, if applicable, its assignee). Upon delivery of such certificates or agreements to HMTF(or, if applicable, its assignee) , the Grantor will be deemed to represent and warrant to HMTF (or, if applicable, its assignee) that the transferred Purchasable Securities are owned by the Grantor free and clear of all liens, adverse claims, and other encumbrances other than as provided in this Stockholders Agreement. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any lien, adverse claim or other encumbrance on any Purchasable Securities by the scheduled closing date (at the option of HMTF acting for itself or, if applicable, its assignee) the closing shall nevertheless occur on such scheduled closing date,




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       with the exercise price being reduced to the extent of all unpaid indebtedness for which such Purchasable Securities are then encumbered. Payment of the exercise price for the Purchasable Securities is not required in order to effect the timely exercise of the Purchase Option. In order to ensure the transfer of the Purchasable Securities purchased upon exercise of the Purchase Option, the Grantor hereby appoints HMTF as his or its attorney in fact for the purpose of effecting any such transfer, and the Grantor acknowledges and agrees that such power of attorney is coupled with an interest and is irrevocable. Moreover, HMTF (or, if applicable, its assignee) and the Grantor will promptly perform, whether before or after any Purchase Option closing, such additional acts (including without limitation executing and delivering additional documents) as are reasonably required by either such party to effect more fully the transactions contemplated hereby.

              6.1.3 Exercise Price. The exercise price for each Purchasable Security will equal the Appraised Value per share (or, in the case of securities other than capital stock, other applicable denomination).

              6.1.4 Assignment of Purchase Option. The Purchase Option may be assigned or transferred in whole or in part by HMTF to any one or more members of the HMC Group without any consent or other action on the part of any other party hereto.

       3. Except as herein specifically amended, the Stockholders Agreement shall continue in full force and effect in accordance with its terms.



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       IN WITNESS WHEREOF, the parties hereto have duly executed this First
Amendment effective as of the date first written above.



                                   COMPANY:

                                   CAPSTAR BROADCASTING PARTNERS, INC.


                                   By:     /s/  R. STEVEN HICKS
                                           -------------------------------------
                                   Name:   R. Steven Hicks
                                   Title:  President and Chief Executive Officer


                                   HOLDERS:


                                   /s/  JAMES T. SHEA
                                   --------------------------------------------
                                   James T. Shea



                                   /s/  JAMES J. SULLIVAN
                                   --------------------------------------------
                                   James J. Sullivan



                                   /s/  CHARLES DITORO
                                   --------------------------------------------
                                   Charles DiToro



                                   /s/  JUDY JENNINGS
                                   --------------------------------------------
                                   Judy Jennings


                                   /s/  HANK KESTENBAUM
                                   --------------------------------------------
                                   Hank Kestenbaum



                                   /s/  PATIA GAUGH
                                   --------------------------------------------
                                   Patia Gaugh



                                   /s/  SHARON CHAMBERS
                                   --------------------------------------------
                                   Sharon Chambers


                                   /s/  JAY STERIN
                                   --------------------------------------------
                                   Jay Sterin



                                   /s/  RICH LEWIS
                                   --------------------------------------------
                                   Rich Lewis


                                   /s/  MARC BERMAN
                                   --------------------------------------------
                                   Marc Berman



                                   /s/  SCOTT BACHERMAN
                                   --------------------------------------------
                                   Scott Bacherman

                                   EXHIBIT A

                      SUPPLEMENT TO STOCKHOLDERS AGREEMENT


       This Supplement (this "SUPPLEMENT") to the Stockholders Agreement dated as of November 26, 1996, by and among Capstar Broadcasting Partners, Inc., a Delaware corporation (the "COMPANY"), the securityholders listed on the signature pages thereto, and Hicks, Muse, Tate & Furst Incorporated, a Texas corporation, as amended or supplemented (the "STOCKHOLDERS AGREEMENT"), is entered into as of _________________, 199__, between ________________________
(the "NEW HOLDER"), and the President of the Company, pursuant to the terms of the Stockholders Agreement.


                                   AGREEMENTS

       For valuable consideration, whose receipt and sufficiency are hereby acknowledged, New Holder is added as a "Holder" under the Stockholders Agreement and New Holder hereby agrees that it shall be bound by the terms thereof.

       Executed as of the date first written above.



                                           NEW HOLDER:



                                           -------------------------------------

                                           -------------------------------------

                                           Address:

                                           -------------------------------------

                                           -------------------------------------


                                           PRESIDENT:


                                           -------------------------------------

                                           ---------------------------,President